                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                 February 13, 1998
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 344-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

            On February 13, 1998, Columbia/HCA Healthcare Corporation (the "Company") announced final results for the fourth quarter and twelve months ended December 31, 1997. Consistent with a previous release, the Company announced weaker than expected financial results and significant restructuring and certain other charges in the fourth quarter. A copy of the earnings release dated February 13, 1998 is attached as Exhibit 20 and incorporated herein by reference.


            Separately, on February 6, 1998, Moody's Investors Service downgraded the senior debt ratings of the Company to Ba2 from Baa2 and lowered the long term debt ratings of certain of the Company's subsidiaries. Moody's also lowered the Company's commercial paper rating to Not-Prime from Prime-3. On February 9, 1998, Standard & Poor's affirmed its ratings of BBB (senior debt), BBB- (subordinated debt) and A-3 (commercial paper) on the Company and affiliated companies. On February 10, 1998, Fitch Investors Service downgraded the Company's senior debt to BBB- from BBB+ and lowered the rating on the Company's commercial paper programs to F3 from F2.


ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated February 13, 1998 relating to fourth quarter and 1997 results.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
-----------------------------------------
John M. Franck II
Corporate Secretary

DATED:  February 19, 1998